Quarterly Report
May 31, 2025
MFS®  Technology Fund
SCT-Q3

Portfolio of Investments
5/31/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Business Services – 5.5%
Accenture PLC, “A”	157,228	$49,812,975
Factset Research Systems, Inc.	62,957	28,850,675
Verisk Analytics, Inc., “A”	62,370	19,592,912
Zscaler, Inc. (a)	43,530	12,001,221
		$110,257,783
Computer Software – 33.7%
Atlassian Corp. (a)	113,170	$23,497,487
Cadence Design Systems, Inc. (a)	58,643	16,834,646
Constellation Software, Inc.	6,123	22,200,298
CrowdStrike Holdings, Inc. (a)	22,927	10,807,100
Datadog, Inc., “A” (a)	241,814	28,505,034
DocuSign, Inc. (a)	475,267	42,113,409
Guidewire Software, Inc. (a)	123,786	26,616,466
HubSpot, Inc. (a)	49,874	29,420,673
Intuit, Inc.	43,628	32,872,389
Microsoft Corp. (s)	397,868	183,162,512
Okta, Inc. (a)	256,458	26,458,772
Oracle Corp.	261,793	43,334,595
Palantir Technologies, Inc. (a)	187,469	24,704,665
Palo Alto Networks, Inc. (a)	56,182	10,810,540
Salesforce, Inc.	115,961	30,772,571
SentinelOne, Inc., “A” (a)	291,208	5,128,173
ServiceNow, Inc. (a)	47,544	48,071,263
ServiceTitan, Inc., “A” (a)(l)	65,967	7,300,568
Snowflake, Inc., “A” (a)	168,169	34,587,318
Tyler Technologies, Inc. (a)	39,172	22,601,852
		$669,800,331
Computer Software - Systems – 19.4%
Apple, Inc.	565,862	$113,653,383
Arista Networks, Inc. (a)	99,717	8,639,481
CDW Corp.	57,159	10,309,197
Cisco Systems, Inc.	607,916	38,323,025
Descartes Systems Group, Inc. (a)	296,906	34,425,389
EPAM Systems, Inc. (a)	130,251	22,727,497
Hitachi Ltd.	1,267,000	35,038,411
International Business Machines Corp.	268,738	69,619,266
Shopify, Inc. (a)	486,806	52,195,339
		$384,930,988
Consumer Services – 0.5%
Booking Holdings, Inc. (s)	1,753	$9,674,684
Electrical Equipment – 0.8%
Amphenol Corp., “A”	188,329	$16,936,427
Electronics – 17.1%
Analog Devices, Inc.	77,866	$16,661,767
Applied Materials, Inc.	82,646	12,954,760
Broadcom, Inc.	404,977	98,032,782
KLA Corp.	15,218	11,518,200
Lam Research Corp.	152,045	12,283,715
MACOM Technology Solutions Holdings, Inc. (a)	54,896	6,675,903
Marvell Technology, Inc.	120,709	7,265,475
NVIDIA Corp.	1,004,318	135,713,491

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Onto Innovation, Inc. (a)	61,504	$5,654,678
Taiwan Semiconductor Manufacturing Co. Ltd.	775,000	24,643,688
Teradyne, Inc.	96,925	7,618,305
		$339,022,764
Insurance – 0.6%
Aon PLC	31,172	$11,598,478
Interactive Media Services – 19.4%
Alphabet, Inc., “A” (s)	901,560	$154,833,914
Meta Platforms, Inc., “A” (s)	354,497	229,533,263
		$384,367,177
Internet – 0.1%
Gartner, Inc. (a)	6,385	$2,786,542
Leisure & Toys – 0.3%
Take-Two Interactive Software, Inc. (a)	25,944	$5,870,608
Other Banks & Diversified Financials – 1.0%
S&P Global, Inc.	38,292	$19,638,435
Specialty Stores – 1.0%
Amazon.com, Inc. (a)(s)	94,146	$19,300,871
Total Common Stocks		$1,974,185,088
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a)	CAD 11.5	N/A	9,895	$0

Mutual Funds (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 4.35% (v)	12,444,776	$12,444,776
Collateral for Securities Loaned – 0.3%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 4.25% (j)	6,144,600	$6,144,600

Other Assets, Less Liabilities – (0.3)%		(6,768,036)
Net Assets – 100.0%		$1,986,006,428
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $12,444,776 and $1,980,329,688, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments (unaudited) – continued
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At May 31, 2025, the fund had liquid securities with an aggregate value of $586,258 to cover any collateral or margin obligations for securities sold short.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.
Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,805,681,963	$—	$—	$1,805,681,963
Canada	108,821,026	0	—	108,821,026
Japan	—	35,038,411	—	35,038,411
Taiwan	—	24,643,688	—	24,643,688
Investment Companies	18,589,376	—	—	18,589,376
Total	$1,933,092,365	$59,682,099	$—	$1,992,774,464
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended May 31, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$30,311,929	$157,205,991	$175,066,633	$1,574	$(8,085)	$12,444,776
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,067,703	$—